GNMA PORTFOLIO, SERIES 1
                          (MATRIX UNIT TRUST, SERIES 1)

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 21, 2002

     Notwithstanding anything to the contrary in the prospectus, the additional compensation paid to broker-dealers and other selling firms described in the second full paragraph on page 13 of the prospectus and in the table following such paragraph will apply to all transactions on and after the trust inception date rather than the initial one month period described therein. The sponsor will pay such concessions to firms at the end of each month beginning in the month in which sales by a firm total the related breakpoint concession level.

Supplement Dated:  November 7, 2002